LEASES - Maturities of lease liabilities (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2023 USD ($)	Jun. 30, 2023 CNY (¥)	Dec. 31, 2022 USD ($)
Operating leases- ASU842
For the six months ending December 31, 2023 (remaining)		¥ 2,449
2024		2,548
2025		2,294
2026		441
2027		8
Total lease payments		7,740
Less: interest		(389)
Total		7,351
Less: current portion	$ (2,451)	(2,451)	$ (2,197)
Non-current portion	$ 4,900	¥ 4,900	$ 5,688